Intellicheck Overview

June 21, 2021

CAUTIONARY STATEMENT

Forward-Looking Statements:

This presentation contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Although the forward-looking statements in this presentation reflect the good faith judgment of management, forward-looking statements are inherently subject to known and unknown risks and uncertainties that may cause actual results to be materially different from those discussed in these forward-looking statements. Readers are urged to carefully review and consider the various disclosures made by us in our reports filed with the Securities and Exchange Commission, including the risk factors that attempt to advise interested parties of the risks that may affect our business, financial condition, results of operation and cash flows.

If one or more of these risks or uncertainties materialize, or if the underlying assumptions prove incorrect, our actual results may vary materially from those expected or projected. Readers are urged not to place undue reliance on these forward-looking statements, which speak only as of the date of this release. We assume no obligation to update any forward-looking statements in order to reflect any event or circumstance that may arise after the date of this presentation.

INTELLICHECK AT A GLANCE

IDENTITY AS A SERVICE INSTANTLY AUTHENTICATES ID'S TO STOP:

- **Identity theft**
- **Underage access to age-restricted products**

GROWTH DRIVERS:

- Added 3 people to sales force in Q2, 2021
- Increased focus on selling more use cases to existing customers
- Investment in marketing/advertising


Texas


SEALED CURRENCY

PRIMARY FOCUS IS STOPPING IDENTITY THEFT IN THE FINANCIAL SERVICES AND RETAIL MARKETS, WHICH WE BELIEVE IS THE FASTEST PATH TO REVENUE GROWTH AND PROFITABILITY. EXPANDED SALESFORCE ALLOWS US TO ALSO ATTACK NEW MARKETS

Who We Are - Intellicheck

- Over 150 million North American identities verified for our clients in the last three years alone
- We deliver fully automated instant verification, with no human interaction or special equipment required
- Our solutions are trusted and used for both physical and digital transactions at:
  - 5 of the top 10 lenders and credit card issuers across their teller stations, call centers, mobile apps and loan divisions
  - 30,000+ retail locations spanning retail stores, regulated substances, access management, and gaming
  - Over 54 law enforcement agencies - half at the state level
- **Intellicheck verifies a transaction every 1.2 seconds**

Inadequate Identity Verification Leads To Issues

Fraudulent Applications - Credit card account opens In-Store, Online, Call Center - est. **$3.4B** stolen in 2019 (1)

Transaction Fraud – CNP - Est. Retailer cost of **$103B** through 2020 (2)

Fraudulent Returns - Non-receipted returns estimated cost to Retailers **$9.7B** per year (3)

Regulated Sales
- 12 to 20 years olds drink **11%** of all alcohol consumed in U.S.
- May be felony with fines exceeding **$50,000** (4)

(1) Javelin Strategy & Research
(2) Federal Reserve
(3) Appriss Retail, *"2017 Consumer Returns in the Retail Industry"*
(4) www.Nolo.com

What We Deliver

- Intellicheck is a highly **accurate, quick** and **flexible** Identity Validation platform for **multi-channel** validation



ID Verification



Facial Recognition + Liveness



OCR

- Be **certain** that the ID is real and it belongs to the person presenting it
- Improved onboarding, account open, and customer/ account verification

Physical Process



Associate or customer scans barcode on ID

Intellicheck receives, decrypts and analyzes barcode data

Return result

Results in under a second

Digital Process



Associate, website, or app requests customer scans barcode on ID

Optional selfie for facial match and liveness

Intellicheck receives, decrypts and analyzes data

Return result

Results in under a second

Two Routes to the Best Identity Validation



IDN-Direct

API-driven identity validation

Your branding, your process



IDN-Portal

Browser and/or app-based ID validation

Turn it on and it works

Capabilities

- ID scanning and validation
- Facial match and liveness
- Intuitive desktop and mobile UI
- Branded web experience (Portal+, Direct)
- Encrypted data storage
- No integration needed (Portal)
- Leverage a mobile phone for scanning and/ or facial match
- Reporting (Portal+, Direct)
- Data Intelligence (Portal+, Direct)
- Rest API and SDK (Direct)

Why It's Important

Accurate

Over 99.9% accuracy

- *Fewer penalties*
- *Less fraud*

Quick

Results in < a second

- *Faster process*
- *Better user experience*

Flexible

No new equipment

- *Up and running faster*
- *Less cost*

"A true gamechanger in stopping fraud, top 5 all time" – SVP of Fraud, Financial Services Company

"Prior to us using it in the field, we scanned over 1,000 known counterfeits, each one was detected." – NYS DMV Director of Investigations

THESE CHANGES HAVE LED TO
NOTABLE WINS
AND
IMPROVED FINANCIAL RESULTS

Revenue 2019 – Q1 2021

QUARTERLY REVENUE

($ in 000s)



	2019 Q1	2019 Q2	2019 Q3	2019 Q4	2020 Q1	2020 Q2	2020 Q3	2020 Q4	2021 Q1
Total	$1,278.9	$1,558.0	$1,930.2	$2,896.5	$3,115.3	$1,842.2	$2,699.0	$3,078.1	$2,862.5
Non-SaaS Revenue	$417.7	$437.3	$366.5	$339.8	$876.9	$170.8	$247.6	$66.4	$86.8
Saas Revenue	$861.2	$1,120.7	$1,563.7	$2,556.7	$2,238.4	$1,671.4	$2,451.4	$3,011.7	$2,775.7

Saas Revenue   Non-SaaS Revenue   Total

YEARLY SaaS REVENUE

($ in 000s)


$10,000.0
$8,000.0
$6,000.0
$4,000.0
$2,000.0
$0.0
2019
2020
LTM

Note: LTM defined as Last Twelve Months from April 1, 2020 – March 31, 2021

Q1, 2021 Wins

- A footwear retailer with over 1,000 locations
- A pet products and services retailer with 1,500 locations
- Phase I rollout for the largest home improvement retailer in the United States
- Bank branch rollout has begun that includes $2.7 million hardware order throughout 2021
- Development advancing to bring live for both in-store and digital use cases at a mid-west chain of home improvement stores with over 300 locations
- Robust pipeline included 25 prospects ranging from the top banks we are targeting to potential resellers at March 31, 2021

Why Intellicheck?

- 99%+ effectiveness of ID authentication solution in both person-present and person-not-present environments
- Instant authentication results. Fully automated. No human intervention required due to accuracy of barcode authentication.
- No new hardware required
- Ubiquitous coverage across all points of contact, with mobile, personal computer, kiosk, point-of-sale & teller platforms, call center and web/e-commerce solutions
- Intellicheck validates a transaction every 1.2 seconds

FINANCIAL OVERVIEW

Q1 2021 FINANCIAL HIGHLIGHTS

Revenue Growth

- Total Revenue: $2,863,000 (-8% YoY)
- SaaS Revenue: $2,776,000 (+24% YoY)
- Gross Margin: 92.3%

Balance Sheet *(as of March 31st)*

- Cash: $12,611,616
- Stockholders' Equity: $22,132,008
- Debt: $0

Net Income (Loss) & EBITDA

- Net Loss: ($1,060,066) vs. Net Income prior year $26,602
  - Includes $981,000 non-cash stock based compensation primarily related to management additions
- Adjusted EBITDA: ($51,777) vs. prior year $144,371

ADJUSTED EBITDA RECONCILIATION

	2019				2020				2021
	31-Mar	30-Jun	30-Sep	31-Dec	31-Mar	30-Jun	30-Sep	31-Dec	31-Mar
Net Income / (Loss)	**($1,212,991)**	**($873,677)**	**($568,230)**	**$106,187**	**$26,602**	**($760,273)**	**$32,412**	**$1,259,656**	**($1,060,066)**
Reconciling Items:									
Gain on forgiveness of unsecured promissory note								($796,100)	($10,000)
Interest and Other Income	($6,019)	($46,065)	($12,294)	($34,681)	($2,068)	($9,125)	($6,993)	($3,762)	($5,142)
Depreciation and Amortization	$62,110	$61,382	$52,542	$73,861	$33,795	$46,961	$46,387	$52,262	$42,798
Stock-Based Compensation	$369,739	$73,042	$71,043	$71,041	$86,042	$103,710	$97,157	$122,568	$980,633
Adjusted EBITDA (Non-GAAP)	**($787,161)**	**($785,318)**	**($456,939)**	**$216,408**	**$144,371**	**($618,727)**	**$168,963**	**$634,624**	**($51,777)**

BRYAN LEWIS
516.453.6647
blewis@intellicheck.com

BILL WHITE
516.992.1985
bwhite@intellicheck.com

GAR JACKSON
Global IR Group
949.873.2789
gar@globalirgroup.com